UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2014

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02	Unregistered Sales of Equity Securities.

On January 9, 2014, Lighting Science Group Corporation (the “Company”) issued units of the Company’s securities (the “Series J Securities”) to Cleantech Europe II (A) LP (“Cleantech A”) and Cleantech Europe II (B) LP (“Cleantech B”) and on January 14, 2014, the Company issued Series J Securities to PCA LSG Holdings LLC (“PCA LSG”). Specifically, the Company issued 2,188 Series J Securities to Cleantech A, 382 Series J Securities to Cleantech B and 4,000 Series J Securities to PCA LSG at a purchase price of $1,000 per Series J Security for aggregate gross proceeds of $6,570,000. Each Series J Security consists of (A) one share of the Company’s Series J Convertible Preferred Stock, par value $0.001 per share (the “Series J Preferred Stock”) and (B) a warrant to purchase 2,650 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $0.001 per share (the “Warrants”).

The above-referenced Series J Securities were issued to Cleantech A, Cleantech B and PCA LSG pursuant to the terms of the separate Series J Subscription Agreements entered into with such parties on January 3, 2014 and previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2014. The designations, powers, preferences and other special rights of the shares Series J Preferred Stock making up a part of the Series J Securities are governed by the Amended and Restated Series J Certificate of Designation (the “Certificate of Designation”), which was filed as exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2014. The Warrants issued to Cleantech A, Cleantech B and PCA LSG as part of the Series J Securities contain substantially identical terms as the warrants (the “Issued Warrants”) previously issued to LSGC Holdings II LLC, PCA LSG and RW LSGC Holdings, LLC on January 3, 2014 and filed as exhibits 4.4, 4.5 and 4.6, respectively, to the Current Report on Form 8-K filed with the SEC on January 8, 2014. The foregoing descriptions of the terms of the shares of Series J Preferred Stock and the Warrants that comprise the Series J Securities issued to Cleantech A, Cleantech B and PCA LSG do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Designation and the Issued Warrants.

The Series J Securities were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder. There were no underwriting discounts or commissions paid in connection with such issuances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: January 15, 2014	By:	/s/ Thomas C. Shields
	Name:	Thomas C. Shields
	Title:	Chief Financial Officer